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                                  ESELCO, INC.
             EXHIBIT 23 - CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                              ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into ESELCO, Inc.'s previously filed Registration Statement No. 33-22287.

                                       /s/ Arthur Andersen LLP

Detroit, Michigan,
March 25, 1998.


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